SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2021

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +52 55 5360 6890
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation of Series A, B & C Preferred Stock

On September 13, 2021, the Company filed a Certificate of Designation (the “COD”) designating Series A, B & C Preferred Stock (the “Preferred Stock”) with the Secretary of State of the State of Nevada.

Series A Preferred Stock

Pursuant to the COD, 10,000,000 shares of our blank check preferred stock were designated as Series A Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

Ranking; Liquidation Preference. The Series A Preferred Stock: (i) ranks senior to the Company’s common stock; and, (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of any junior ranking stock by reason of their ownership of such stock an amount per share for each share of Series A Preferred Stock held by them equal to the sum of the liquidation preference.

Conversion. The Series A Preferred Stock is not convertible into shares of the Company’s common stock.

Voting. The holders of shares of Series A Preferred Stock shall vote on an “as converted” unless and until such shares are converted into shares of common stock, par value $.001 per share, of the Company. The holder of each share of Series A Preferred Stock shall have such number of votes as is determined by multiplying the number of shares of Series A Preferred Stock held by such holder by 100.

Series A Preferred Stock Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series A Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company’s Board of Directors or indirectly initiated by the Company’s Board of Directors through judicial action or process, including any action by the shareholders of the Company’s Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of the majority of the Series A holders: (a) issue additional amounts or classes of senior securities, (b) modify the terms of the Series A Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series A Preferred Stock are in arrears or (e) take any other action which, under the laws of Nevada or any other applicable law requires the prior approval (by vote or written consent) of the Series A Preferred Stock voting as a separate class.

Series B Preferred Stock

Pursuant to the COD, 10,000,000 shares of our blank check preferred stock were designated as Series B Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

2

Ranking; Liquidation Preference. With respect to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all Shares of the Series B Preferred Stock shall rank senior to all Common Stock and pari passu to the Series A Preferred Stock and in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof.

Conversion. Each share of Series B Preferred Stock shall convert into shares of the Company’s common stock at a ratio of 1:5, meaning every (1) one Series B Preferred Stock shall convert into 5 shares of the Company’s common stock. Holders of Series B Preferred Stock shall have the right to convert any or all their shares of the Series B Preferred Shares into common stock at any time. The conversion of the Series B Preferred Stock is subject to certain adjustments and terms and conditions as fully set forth in the COD.

Voting. The Series B Preferred Shares shall be Non-Voting.

Redemption. The Series B Preferred Stock is Non-Redeemable and Non-Callable.

Series B Preferred Stock Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series BB Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company’s Board of Directors or indirectly initiated by the Company’s Board of Directors through judicial action or process, including any action by the shareholders of the Company’s Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of the majority of the Series B holders: (a) issue additional amounts or classes of senior securities, (b) modify the terms of the Series B Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series B Preferred Stock are in arrears or (e) take any other action which, under the laws of Nevada or any other applicable law requires the prior approval (by vote or written consent) of the Series B Preferred Stock voting as a separate class.

Series C Preferred Stock

Pursuant to the COD, 10,000,000 shares of our blank check preferred stock were designated as Series C Preferred Stock (the “Series C Preferred Stock”). The Series C Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

Ranking; Liquidation Preference. With respect to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all Shares of the Series C Preferred Stock shall rank senior to all Common Stock and pari passu to the Series A Preferred Stock and in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof.

Conversion. Each share of Series C Preferred Stock shall convert into shares of the Company’s common stock at a ratio of 1:5, meaning every (1) one Series C Preferred Stock shall convert into 5 shares of the Company’s common stock. Holders of Series C Preferred Stock shall have the right to convert any or all their shares of the Series C Preferred Shares into common stock at any time. The conversion of the Series C Preferred Stock is subject to certain adjustments and terms and conditions as fully set forth in the COD.

Voting. The Series C Preferred Shares shall be Non-Voting.

Redemption. The Series C Preferred Stock is Non-Redeemable and Non-Callable.

3

Series C Preferred Stock Protective Provisions. In addition to any other rights provided by law, at any time any shares of Series C Preferred Stock are outstanding, as a legal party in interest, the Company, through action directly initiated by the Company’s Board of Directors or indirectly initiated by the Company’s Board of Directors through judicial action or process, including any action by the shareholders of the Company’s Common Stock, shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative written consent of the majority of the Series C holders: (a) issue additional amounts or classes of senior securities, (b) modify the terms of the Series C Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series C Preferred Stock are in arrears or (e) take any other action which, under the laws of Nevada or any other applicable law requires the prior approval (by vote or written consent) of the Series C Preferred Stock voting as a separate class.

The foregoing description of the Preferred Stock is a summary only, does not purport to set forth the complete terms of the classes of Preferred Stock and accordingly the foregoing descriptions are qualified in their entirety by reference to the COD filed as Exhibit 3.1(d) to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1(d)	Certificate of Designation of Series A, B & C Preferred Stock

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: September 13, 2021	By:	/s/ Francisco Ariel Acosta
Francisco Ariel Acosta
	Its:	Chief Executive Officer

5